Fees Summary	Oct. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,124,644,622.00
Previously Paid Amount	0.00
Total Fee Amount	97,844.08
Total Offset Amount	$ 0.00
Narrative Disclosure	EUR500,000,000 aggregate principal amount of 3.750% Senior Notes due 2029 and EUR500,000,000 aggregate principal amount of 4.250% Senior Notes due 2035 will be issued. The maximum aggregate offering price is based on the latest euro/U.S. dollar exchange rate of EUR1.00/U.S. $1.1259 announced by the U.S. Federal Reserve Board on October 5, 2026.
Net Fee	$ 97,844.08
Narrative - Max Aggregate Offering Price	$ 1,124,644,622.00
Offering Table N/A
Offset Table N/A	N/A
Combined Prospectus Table N/A	N/A
Final Prospectus	true